CSW International, Inc.
                               Statement of Income
                     For the Quarter Ended December 31, 1997
                                   (Unaudited)


                                                          (thousands)
Operating Revenues
    Electric revenues                                       $484,195
    Other diversified                                         64,391
                                                           ---------
                                                             548,586
                                                           ---------

Operating Expenses
    Cost of electric sales                                   321,818
    General and administrative                                56,239
    Depreciation and amortization                             23,346
    Other diversified                                         42,806
                                                           ---------
                                                             444,209
                                                           ---------
Operating Income                                             104,377
                                                           ---------

Other Income and (Deductions)
    Investment income                                           (248)
    Interest income                                            4,604
    Interest expense                                         (34,457)
                                                           ---------
                                                             (30,101)
                                                           ---------
Income Before Income Taxes                                    74,276
                                                           ---------

Provision for Income Taxes                                    24,917
                                                           ---------

Net Income                                                   $49,359
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